SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2015

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 9, 2015, XPO Logistics, Inc. (“XPO”) completed its previously announced private placement of $1,600 million aggregate principal amount of 6.50% senior notes due June 15, 2022 (the “Dollar Notes”) and €500 million aggregate principal amount of 5.75% senior notes due June 15, 2021 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”). The Notes were issued pursuant to an indenture dated as of June 9, 2015 (the “Indenture”) among XPO, the guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), The Bank of New York Mellon, London Branch as London Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg Paying Agent.

The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Dollar Notes will bear interest at a rate of 6.50% per annum payable semiannually, in cash in arrears, on June 15 and December 15 of each year, commencing December 15, 2015 and maturing on June 15, 2022. The Euro Notes will bear interest at a rate of 5.75% per annum payable semiannually, in cash in arrears, on June 15 and December 15 of each year, commencing December 15, 2015 and maturing on June 15, 2021.

XPO intends to use the net proceeds from the offering and the net proceeds from its separately announced private placement of $1.26 billion of equity securities, together with cash on hand, to finance the purchase price of Norbert Dentressangle SA and Bridge Terminal Transport Services, Inc., to repay certain existing indebtedness of Norbert Dentressangle SA and its subsidiaries, for other unspecified acquisitions, to pay related fees and expenses and/or for working capital and other general corporate purposes.

The Notes will be guaranteed by each of XPO’s direct and indirect wholly-owned restricted subsidiaries (other than certain excluded subsidiaries) that are obligors under, or guarantee obligations under, XPO’s existing credit agreement (or certain replacements thereof) or guarantee certain capital markets indebtedness of XPO or any guarantor of the Notes. The Notes and the guarantees thereof will be unsecured, unsubordinated indebtedness of XPO and the guarantors.

The Indenture contains certain customary covenants and events of default (subject in certain cases to customary grace and cure periods).

The foregoing summary is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

4.1	Indenture, dated as of June 9, 2015, between XPO Logistics, Inc., the guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee, The Bank of New York Mellon, London Branch as London Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg Paying Agent

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the ND and BTT acquisitions, including the expected impact on XPO’s results of operations; XPO’s ability to successfully complete the contemplated tender offer and acquisition of ND’s publicly held shares; the ability to successfully integrate and realize anticipated synergies and cost savings with respect to ND, BTT and other acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of ND’s and BTT’s management teams; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s, ND’s and BTT’s networks of third-party transportation providers; the ability to retain XPO’s, ND’s, BTT’s and other acquired companies’ largest customers; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements made or incorporated by reference in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: June 15, 2015	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description of Document

4.1	Indenture, dated as of June 9, 2015, between XPO Logistics, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, The Bank of New York Mellon, London Branch as London Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg Paying Agent